TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, Summary Prospectuses and Statement of Additional Information

Transamerica BlackRock iShares Edge 40 VP

Transamerica BlackRock iShares Edge 50 VP

Transamerica BlackRock iShares Edge 75 VP

Transamerica BlackRock iShares Edge 100 VP

(the “portfolios”)

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Effective immediately, the following will replace the corresponding information in the Prospectus and Summary Prospectuses for each of the portfolios under the section entitled “Management”:

Management:
Investment Manager: Transamerica Asset Management, Inc.
Sub-Adviser: BlackRock Investment Management, LLC
Portfolio Managers:
Suzanne Ly, CFA	Portfolio Manager	since January 2025
Peter Tsang	Portfolio Manager	since January 2025

Effective immediately, the following will replace the corresponding information in the Prospectus for each of the portfolios under the section entitled “Shareholder Information – Portfolio Manager(s)”:

Name	Sub-Adviser	Positions Over Past Five Years
Suzanne Ly, CFA	BlackRock Investment Management, LLC	Portfolio Manager of the portfolio since 2025; Managing Director in the Multi-Asset Portfolio Management team responsible for Multi-Asset Strategies & Solutions mandates; Portfolio Manager with BlackRock Investment Management, LLC since 2019
Peter Tsang	BlackRock Investment Management, LLC	Portfolio Manager of the portfolio since 2025; Director, Senior Portfolio Manager; Portfolio Manager with BlackRock Investment Management, LLC since 2006

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Effective immediately, the following will replace the corresponding information in the Statement of Additional Information under the section in Appendix B entitled “Portfolio Managers – BlackRock Investment Management, LLC (“BlackRock”)”:

Transamerica BlackRock iShares Edge 40 VP

Transamerica BlackRock iShares Edge 50 VP

Transamerica BlackRock iShares Edge 75 VP

Transamerica BlackRock iShares Edge 100 VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Suzanne Ly, CFA*	5	$395.7 million	10	$3.67 billion	2	$423.5 million
Peter Tsang*	0	$0	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Suzanne Ly, CFA*	0	$0	0	$0	0	$0
Peter Tsang*	0	$0	0	$0	0	$0

* As of December 31, 2024.

Effective immediately, all references to Messrs. Savage and Whitehead are deleted in Appendix B of the Statement of Additional Information under the section entitled “Portfolio Managers – BlackRock Investment Management, LLC (“BlackRock”)”.

The second paragraph under the sub-section entitled “Portfolio Manager Compensation Overview - Base compensation” of Appendix B of the Statement of Additional Information under the section entitled “Portfolio Managers – BlackRock Investment Management, LLC (“BlackRock”)”is deleted entirely and replaced as follows:

Discretionary Incentive Compensation – Messrs. Green and Pensky and Ms. Ly

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance is generally assessed over trailing 1-,3-, and 5-year periods relative to applicable benchmarks. The relative benchmarks for these portfolio managers are:

Portfolio Manager	Benchmarks
Philip Green	A combination of market based indices (Russell 1000, MSCI All Country World Index, ICE BofA 3-Month US T Bill), certain custom indices and certain fund industry peer groups.
Michael Pensky	A combination of market-based indices (MSCI EAFE, Russell 3000, Bloomberg U.S. Aggregate Bond Index, ICE BofA 3-Month US T Bill), certain customized indices and certain fund industry peer groups.
Suzanne Ly	A combination of market-based indices (MSCI Developed, MSCI World, Russell 1000), certain customized indices and certain fund industry peer groups.

Discretionary Incentive Compensation – Mr. Tsang

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the portfolios or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the portfolios and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed-income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mr. Tsang is not measured against a specific benchmark.

The following sentence replaces the last sentence at the end of the second paragraph in the sub-section entitled “Portfolio Manager Compensation Overview - Other Compensation Benefits” of Appendix B of the Statement of Additional Information under the section entitled “Portfolio Managers – BlackRock Investment Management, LLC (“BlackRock”)”:

Messrs. Green, Pensky, Rehan, Tsang and Ms. Ly are eligible to participate in these plans.

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Investors Should Retain this Supplement for Future Reference

February 19, 2025